Retirement Plans and Postretirement Costs	12 Months Ended
Jul. 01, 2012
Retirement Plans and Postretirement Costs [Abstract]
RETIREMENT PLANS AND POSTRETIREMENT COSTS

RETIREMENT PLANS AND POSTRETIREMENT COSTS

We have a qualified, noncontributory defined benefit pension plan covering substantially all U.S. associates. Benefits are based on years of service and final average compensation. Our policy is to fund at least the minimum actuarially computed annual contribution required under the Employee Retirement Income Security Act of 1974 (ERISA). Plan assets consist primarily of listed equity and fixed income securities. Effective January 1, 2010, an amendment to the qualified defined benefit pension plan discontinued the benefit accruals for salary increases and credited service rendered after December 31, 2009. As a result of this action, a curtailment loss related to unrecognized prior service cost of $505,000 was recorded during 2010, of which approximately $375,000 increased cost of goods sold and approximately $130,000 increased engineering, selling and administrative expenses.

We have a noncontributory supplemental executive retirement plan (“SERP”), which is a nonqualified defined benefit plan. The SERP will pay supplemental pension benefits to certain key associates upon retirement based upon the associates’ years of service and compensation. The SERP is being funded through a Rabbi Trust with M&I Trust Company. The trust assets had a value of $4.4 million at July 1, 2012 and $4.3 million at July 3, 2011. The Rabbi Trust assets are included in other current assets in the accompanying Consolidated Balance Sheets. The projected benefit obligation was $7.2 million at July 1, 2012 and $4.7 million at July 3, 2011. The SERP liabilities are included in the pension tables below. However, the trust assets are excluded from the table as they do not qualify as plan assets.

We also sponsor a postretirement health care plan for all U.S. associates hired prior to June 1, 2001. The expected cost of retiree health care benefits is recognized during the years the associates who are covered under the plan render service. Effective January 1, 2010, an amendment to the postretirement health care plan limited the benefit for future eligible retirees to $4,000 per plan year and is subject to a maximum five year coverage period based on the associate’s retirement date and age. The postretirement health care plan is unfunded.

Amounts included in accumulated other comprehensive loss, net of tax, at July 1, 2012, which have not yet been recognized in net periodic benefit cost are as follows (thousands of dollars):

	Pension and SERP Benefits	Postretirement Benefits
Prior service cost (credit)	$44	$(3,136)
Net actuarial loss	30,132	4,722

	$30,176	$1,586

Included in accumulated other comprehensive loss at July 1, 2012 are prior service costs of $12,000 ($7,000 net of tax) and unrecognized net actuarial losses of $4.5 million ($2.8 million net of tax) which are expected to be recognized in pension and SERP net periodic benefit cost during fiscal 2013.

Included in accumulated other comprehensive loss at July 1, 2012 are prior service credits of $764,000 ($474,000 net of tax) and unrecognized net actuarial losses of $898,000 ($557,000 net of tax) which are expected to be recognized in postretirement net periodic benefit cost during fiscal 2013.

The following tables summarize the pension, SERP and postretirement plans’ income and expense, funded status and actuarial assumptions for the years indicated (thousands of dollars). We use a June 30 measurement date for our pension and postretirement plans.

	Pension and SERP Benefits			Postretirement Benefits
	2012	2011	2010	2012	2011	2010
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$150	$70	$1,006	$11	$10	$124
Interest cost	4,784	4,692	5,047	227	275	701
Expected return on plan assets	(6,411)	(6,445)	(6,351)	—	—	—
Amortization of prior service cost (credit)	12	12	45	(764)	(764)	(388)
Amortization of unrecognized net loss	2,414	2,504	727	673	645	685

Net periodic benefit cost	949	833	474	147	166	1,122
Curtailment loss	—	—	505	—	—	—

Net benefit cost	$949	$833	$979	$147	$166	$1,122

	Pension and SERP Benefits		Postretirement Benefits
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit Obligations:
Discount rate	4.56%	5.57%	4.56%	5.57%
Expected return on plan assets	7.5%	7.8%	n/a	n/a
Rate of compensation increases—SERP	3.0%	3.0%	n/a	n/a
Net Periodic Benefit Cost:
Discount rate	5.57%	5.41%	5.57%	5.41%
Expected return on plan assets	7.8%	8.0%	n/a	n/a
Rate of compensation increases—SERP	3.0%	3.0%	n/a	n/a

	2012	2011	2012	2011
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$89,609	$90,402	$4,586	$5,642
Service cost	150	70	11	10
Interest cost	4,784	4,692	227	275
Actuarial loss (gain)	12,663	(1,829)	917	134
Benefits paid	(3,823)	(3,726)	(1,266)	(1,475)

Benefit obligation at end of year	$103,383	$89,609	$4,475	$4,586

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	$83,023	$68,768	$—	$—
Actual return on plan assets	(1,683)	15,981	—	—
Employer contribution	2,000	2,000	1,266	1,475
Benefits paid	(3,823)	(3,726)	(1,266)	(1,475)

Fair value of plan assets at end of year	79,517	83,023	—	—

Funded status-accrued benefit obligations	$(23,866)	$(6,586)	$(4,475)	$(4,586)

AMOUNTS RECOGNIZED IN CONSOLIDATED BALANCE SHEETS:
Accrued payroll and benefits (current liabilities)	$(5,664)	$(3,139)	$(1,010)	$(997)
Accrued benefit obligations (long-term liabilities)	(18,202)	(3,447)	(3,465)	(3,589)

Net amount recognized	$(23,866)	$(6,586)	$(4,475)	$(4,586)

CHANGES IN PLAN ASSETS AND BENEFIT OBLIGATIONS RECOGNIZED IN OTHER COMPREHENSIVE INCOME:
Net benefit cost	$949	$833	$147	$166

Net actuarial loss (gain)	20,756	(11,365)	917	134
Amortization of prior service (cost) credits	(12)	(12)	764	764
Amortization of unrecognized net loss	(2,414)	(2,504)	(673)	(645)

Total recognized in other comprehensive income, before tax	18,330	(13,881)	1,008	253

Total recognized in net periodic benefit cost and other comprehensive income	$19,279	$(13,048)	$1,155	$419

 LOGO

The pension benefits have a separately determined accumulated benefit obligation, which is the actuarial present value of benefits based on service rendered and current and past compensation levels. This differs from the projected benefit obligation in that it includes no assumptions about future compensation levels. The following table summarizes the accumulated benefit obligations and projected benefit obligations for the pension and SERP (thousands of dollars):

	Pension		SERP
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Accumulated benefit obligation	$96,167	$84,902	$6,629	$4,158
Projected benefit obligation	$96,167	$84,902	$7,216	$4,707

For measurement purposes, an 8.5 percent annual rate increase in the per capita cost of covered health care benefits was assumed for fiscal 2013; the rate was assumed to decrease gradually to 5 percent by the year 2018 and remain at that level thereafter relating to retirees prior to January 1, 2010.

The health care cost trend assumption has a significant effect on the postretirement benefit amounts reported. A 1% change in the health care cost trend rates would have the following effects (thousands of dollars):

	1% Increase	1% Decrease
Effect on total of service and interest cost components in fiscal 2012	$4	$(4)
Effect on postretirement benefit obligation as of July 1, 2012	$85	$(83)

We employ a total return investment approach whereby a mix of equities and fixed income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of short and long-term plan liabilities, plan funded status and corporate financial condition. The investment portfolio primarily contains a diversified blend of equity and fixed income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth and value style managers, and small, mid and large market capitalizations. The investment portfolio does not include any real estate holdings, but has a small allocation to hedge funds. The investment policy of the plan prohibits investment in STRATTEC stock. Investment risk is measured and monitored on an ongoing basis through periodic investment portfolio reviews, annual liability measurements and periodic asset/liability studies. The pension plan weighted-average asset allocations by asset category are as follows:

	Target Allocation	July 1, 2012	July 3, 2011
Equity investments	70%	64%	70%
Fixed-income investments	30%	32%	26%
Other	—%	4%	4%

Total	100%	100%	100%

The following is a summary, by asset category, of the fair value of pension plan assets at the June 30, 2012 and June 30, 2011 measurement date (thousands of dollars):

	June 30, 2012				June 30, 2011
Asset Catagory	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$3,411	$—	$—	$3,411	$630	$—	$—	$630
Equity Securities/Funds:
Small Cap	10,707	—	—	10,707	13,770	—	—	13,770
Mid Cap	8,404	—	—	8,404	9,139	—	—	9,139
Large Cap	17,872	—	—	17,872	19,234	—	—	19,234
International	13,650	—	—	13,650	15,398	—	—	15,398
Taxable/Fixed Income Bond Funds	22,313	—	—	22,313	21,157	—	—	21,157
Hedge Funds	—	—	3,160	3,160	—	—	3,695	3,695

Total	$76,357	$—	$3,160	$79,517	$79,328	$—	$3,695	$83,023

The following table summarizes the changes in Level 3 investments for the pension plan assets (thousands of dollars):

	Fair Value June 30, 2011	Net Purchases and Sales	Realized and Unrealized Gain (loss)	Fair Value June 30, 2012

Hedge Funds	$3,695	$0	$(535)	$3,160

There were no transfers in or out of Level 3 investments during the year ended July 1, 2012.

The expected long-term rate of return on U.S. pension plan assets used to calculate the year-end 2012 projected benefit obligation was 7.5 percent. The target asset allocation is 70 percent public equity and 30 percent fixed income. The 7.5 percent is approximated by applying returns of 10 percent on public equity and 6 percent on fixed income to the target allocation. The actual historical returns are also relevant. Annualized returns for periods ended June 30, 2012 were 1.28 percent for 5 years, 6.16 percent for 10 years, 5.72 percent for 15 years, 7.68 percent for 20 years, 7.75 percent for 25 years and 10.31 percent for 30 years.

We expect to contribute approximately $2 million to our qualified pension plan, $5.7 million to our SERP and $1 million to our postretirement health care plan in fiscal 2013. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (thousands of dollars):

	Pension and SERP Benefits	Postretirement Benefits
2013	$9,860	$1,010
2014	$5,055	$930
2015	$5,577	$836
2016	$5,311	$702
2017	$5,522	$557
2018–2022	$31,756	$1,271

All U.S. associates may participate in our 401(k) Plan. As of January 1, 2010, we contribute 100 percent up to the first 5 percent of eligible compensation that a participant contributes to the plan. Prior to January 1, 2010, we contributed a fixed percentage up to the first 6 percent of eligible compensation that a participant contributed to the plan. Prior to January 1, 2010, the fixed percentage contribution for all U.S. bargaining unit associates was 50 percent. The fixed percentage contribution for all U.S. salaried associates was 50 percent prior to January 1, 2009 and 20 percent from January 1, 2009 through December 31, 2009. Our contributions totaled approximately $1.4 million in 2012, $1.3 million in 2011 and $743,000 in 2010.